Exhibit 99.1


                    SUBSCRIPTION     EXERCISE     NOTICE


           TO EXERCISE SUBSCRIPTION RIGHTS TO PURCHASE SHARES OF
                     8% CONVERTIBLE PREFERRED STOCK OF

                          GRANT GEOPHYSICAL, INC.

 EXERCISABLE ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON ____________,
                                   1999,
                      UNLESS EXTENDED BY THE COMPANY

     On the terms and subject to the conditions set forth in the prospectus dated _________, 1999 (the "Prospectus") and in this Subscription Exercise Notice, Elliott Associates, L.P. (the "Selling Stockholder") is hereby offering the holder of the common stock (the "Common Stock") of Grant Geophysical, Inc. (the "Company") listed below subscription rights (the "Subscription Rights") to purchase from the Selling Stockholder one share of 8% Convertible Preferred Stock (the "Preferred Stock") per Subscription Right held.

     Each Subscription Right entitles the holder thereof to subscribe for and purchase one share of Preferred Stock (the "Basic Subscription Privilege") of the Company from the Selling Stockholder at a subscription price of $100.00 per share (the "Subscription Price"). If any shares of Preferred Stock are not purchased by Subscription Rights holders pursuant to such Subscription Rights holders' Basic Subscription Privilege (the "Excess Shares"), any Subscription Rights holder fully exercising such Subscription Rights holders' Basic Subscription Privilege may purchase from the Selling Stockholder an additional number of Excess Shares, if so specified by Subscription Rights holder on Form 1 pursuant to the terms and conditions of the Subscription Offering (or if the aggregate subscription price delivered or transmitted by such Subscription Rights holder exceeds the aggregate Subscription Price for all shares for which such Subscription Rights holder would be entitled to subscribe pursuant to such Subscription Rights holder's Basic Subscription Privilege), subject to proration (the "Over-Subscription Privilege") as described in the Prospectus and herein.

     All numbers of fractional Subscription Rights in excess of one will be rounded up to the next whole number. No fractional Subscription Rights or cash in lieu thereof will be issued or paid. Set forth below is the number of Subscription Rights evidenced by this Subscription Exercise Notice that the Subscription Rights holder is entitled to exercise pursuant to the Subscription Offering.

     For a more complete description of the terms and conditions of the Subscription Offering, please refer to the Prospectus, which is incorporated herein by reference. Copies of the Prospectus are available upon request from the Company at:

                          Grant Geophysical, Inc.
             Attn: Michael P. Keirnan, Chief Financial Officer
                              16850 Park Row
                           Houston, Texas  77084

     This Subscription Exercise Notice must be received by the subscription agent, LaSalle Bank National Association (the "Subscription Agent"), or guaranteed delivery requirements must be complied with, with payment in full by 5:00 p.m., New York City time, on _______, 1999, unless extended in the sole discretion of the Company (as it may be extended, the "Expiration Time"). Any Subscription Rights not exercised at or prior to the Expiration Time will be null and void. Any subscription for shares of Preferred Stock in the Subscription Offering made hereby is irrevocable. The Subscription Agent will issue certificates representing shares of Preferred Stock purchased pursuant to the Subscription Offering as soon as practicable following the Expiration Date.


                     [Subscription  Right holder's Name]
                     [Subscription Right holder's Agent]


                  Number of Subscription Rights Represented



     Some or all of the Subscription Rights may be exercised by duly completing Forms 1 and 2. Subscription Rights holders are advised to review the Prospectus and the instructions contained in this Subscription Exercise Notice before exercising Subscription Rights.

      Only the registered owner whose name is inscribed hereon is entitled to subscribe for shares of Preferred Stock upon the terms and subject to the conditions set forth in the Prospectus and the instructions contained in the Subscription Exercise Notice.

          THIS SUBSCRIPTION EXERCISE NOTICE IS NON-TRANSFERABLE.

FORM 1

     I hereby exercise one or more Subscription Rights to subscribe for shares of Preferred Stock as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

     (a) Number of shares of Preferred Stock subscribed for pursuant to the Basic Subscription Privilege.

        ________ shares X $100.00 per share = $________.00 payment.

     (a) Number of shares of Preferred Stock subscribed for pursuant to the Over-Subscription Privilege.

        ________ shares X $100.00 per share = $________.00 payment.

     By exercising this Over-Subscription Privilege, I represent and certify that I have fully exercised my Basic Subscription Privilege received in respect of the shares of Preferred Stock described on the face of this Subscription Exercise Notice.

     (b) Total Subscription (total number of shares on lines (a) and (b) multiplied by the
          Subscription Price) = $ _________.00 payment

     (d)  Method of payment (check and complete appropriate box(es)):

          [ ] Check, bank draft or postal, telegraphic or express money order payable to "LaSalle Bank National Association, as Subscription Agent"; or

          [ ] Wire transfer of immediately available funds to the account maintained by the Subscription Agent for this Subscription Offering at LaSalle Bank National Association, Chicago, IL, [___________________].

     (e) [ ] Check here if Subscription Rights are being exercised pursuant to the Notice of Guaranteed Delivery delivered to the Subscription Agent prior to the date hereof and complete the following:

          Name(s) of Registered holder(s): ________________________________

          Window Ticket Number (if any): __________________________________

          Date of Execution of Notice
          of Guaranteed Delivery:__________________________________________

          Name of Institution Which
          Guaranteed Delivery:_____________________________________________



     SIGNATURE OF SUBSCRIPTION RIGHTS HOLDER: _____________________________

                                        DATE: _______________

FORM 2

                SUBCRIPTION RIGHTS HOLDERS MUST SIGN BELOW
                      AND COMPLETE SUBSTITUTE FORM W-9

               SIGNATURE AND SPECIAL DELIVERY INSTRUCTIONS:

Please  sign  and  provide  the  address  for   mailing   of   certificates
representing shares of Preferred Stock or any refund payment in accordance with the Prospectus:

     Name: _______________________________________________________________


     Address: ____________________________________________________________


     Subscription Rights holder's Signature(s): __________________________


     Subscription Rights holder's Signature(s):___________________________

                         (If held jointly)

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on the face of the Subscription Exercise Notice). If signature is by trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information. See Instructions.)

     Name(s): _____________________________________________________________


     Capacity (full title):________________________________________________


     Address: _____________________________________________________________


     Area Code and Telephone Number:_______________________________________


     Tax Identification or Social Security Number:_________________________


                    COMPLETE SUBSTITUTE FORM W-9

                          GUARANTEE OF SIGNATURES

If the addressee above is not an eligible guarantor institution (as specified in "Terms of the Subscription Offering - Signatures and Signature Guarantees") or the Subscription Rights holder named on this Subscription Exercise Notice, then the Subscription Rights holder completing this Form 2 must have an eligible guarantor institution guarantee such Subscription Rights holder's signature.

     Authorized Signature:_________________________________________________


     Name:_________________________________________________________________


     Title:________________________________________________________________


     Name of Firm:_________________________________________________________


     Address:______________________________________________________________


     Area Code and Telephone Number:_______________________________________

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE SUBSCRIPTION
OFFERING


1.   SUBSCRIPTION PRIVILEGE.

     Each Subscription Right entitles the holder thereof to subscribe for and purchase one share of Preferred Stock of the Company from the Selling Stockholder at a subscription price of $100.00 per share. Subject to the allocation described below, each Subscription Right holder who exercises the Basic Subscription Privilege in full may also exercise an Over-Subscription Privilege to purchase additional shares of Preferred Stock that are not purchased by other Subscription Right holders under their Basic Subscription Privilege, if so specified by the Subscription Right holder on Form 1 pursuant to the terms and conditions as described in the Prospectus and herein. If the number of shares remaining after the exercise of all Basic Subscription Privileges is not sufficient to satisfy all Over-Subscription Privileges, Subscription Right holders will be allocated shares pro rata (subject to elimination of factional shares), in proportion to the number of shares of Preferred Stock purchased through each Subscription Right holder's Basic Subscription Privilege. However, if this pro rata allocation exceeds the number of shares of Preferred Stock that a Subscription Right holder requested on the Subscription Exercise Notice, then that Subscription Right holder will receive only the number of shares that that Subscription Rights holder requested, and the remaining shares from the Subscription Right holder's pro rata allocation will be divided among other Subscription Right holders exercising their Over-Subscription Privileges.

     To exercise Subscription Rights, complete Form 1 and send this properly completed Subscription Exercise Notice, together with payment in full of the Subscription Price for each share of Preferred Stock subscribed for pursuant to the Basic Subscription Privilege and the Over-Subscription Privilege, to the Subscription Agent. All payments must be made in United States dollars by (i) check or bank draft drawn upon a United States bank or postal, telegraphic or express money order payable to "LaSalle Bank National Association, as Subscription Agent" or (ii) wire transfer of immediately available funds to the account maintained by the Subscription Agent for such purpose at LaSalle Bank National Association, Chicago, IL, [________________] Payments will be deemed to have been received by the Subscription Agent only upon the (a) clearance of any uncertified check,
(b) receipt by the Subscription Agent of any certified check or bank draft drawn upon a United States bank or postal, telegraphic or express money order, or (c) the receipt of good funds in the Subscription Agent's account designated above.

     IF PAYING BY UNCERTIFIED PERSONAL CHECK, PLEASE NOTE THAT THE FUNDS PAID THEREBY MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR. ACCORDINGLY, HOLDERS OF SUBSCRIPTION RIGHTS WHO WISH TO PAY THE SUBSCRIPTION PRICE BY MEANS OF UNCERTIFIED PERSONAL CHECK ARE URGED TO MAKE PAYMENT SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO ENSURE THAT SUCH PAYMENT IS RECEIVED AND CLEARS BY SUCH DATE, AND ARE URGED TO CONSIDER PAYMENT BY MEANS OF CERTIFIED OR CASHIER'S CHECK, MONEY ORDER OR WIRE TRANSFER OF FUNDS.

     You may cause a written guarantee substantially in the form available from the Subscription Agent (the "Notice of Guaranteed Delivery") from a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office, branch or correspondent in the United States, or a member in good standing of a recognized signature guarantee medallion program (each of the foregoing being an "Eligible Institution"), to be received by the Subscription Agent on or prior to the Expiration Date guaranteeing delivery of this properly completed and executed Subscription Exercise Notice within three business days following the date of the Notice of Guaranteed Delivery. If this procedure is followed, this Subscription Exercise Notice must be received by the Subscription Agent within three business days of the Notice of Guaranteed Delivery. Additional copies of the Notice of Guaranteed Delivery may be obtained upon request from the Subscription Agent at the address, or by calling the telephone number, indicated below.

     The address and telecopier numbers of the Subscription Agent are as follows:

                     LaSalle Bank National Association

                BY MAIL/HAND DELIVERY/OVERNIGHT DELIVERY:
                     LaSalle Bank National Association
                 Corporate Trust Administrator, Room 1960
                         Attention: Sarah K. Webb
                         135 South LaSalle Street
                             Chicago, IL 60603

          FACSIMILE:                    CONFIRM BY TELEPHONE:
        (312) 904-2236                     (312) 904-2444

                           FOR INFORMATION CALL:
                              (312) 904-2444




2. DELIVERY OF STOCK CERTIFICATES.

   The following deliveries and payments will be made to the address shown on the face of this Subscription Exercise Notice unless you provide instructions to the contrary in Form 2 of this Subscription Exercise Notice.

   (a) BASIC SUBSCRIPTION PRIVILEGE. As soon as practicable after the valid exercise of Subscription Rights and full payment for the shares have been received and cleared, the Subscription Agent will mail to each exercising Subscription Rights holder certificates representing shares of Preferred Stock purchased pursuant to the Basic Subscription Privilege.

   (b) OVER-SUBSCRIPTION PRIVILEGE. As soon as practicable after the Expiration Date and after all prorations and adjustments contemplated by the terms of the Subscription Offering have been effected, the Subscription Agent will mail to each Subscription Rights holder who validly exercises the Over-Subscription Privilege, certificates representing the number of shares of Preferred Stock allocated to such Subscription Rights holder pursuant to the Over-Subscription Privilege.

   (c) EXCESS PAYMENTS. As soon as practicable after the Expiration Date and after all prorations and adjustments contemplated by the terms of the Subscription Offering have been effected, the Subscription Agent will mail to each Subscription Rights holder who exercises the Over-Subscription Privilege any excess funds received in payment of the Subscription Price for Excess Shares that are subscribed for by such Subscription Rights holder but not allocated to such Subscription Rights holder pursuant to the Over-Subscription Privilege.

3. EXECUTION

   (a) EXECUTION BY REGISTERED HOLDER. The signature on this Subscription Exercise Notice must correspond with the name of the registered holder exactly as it appears on the face of this Subscription Exercise Notice without any alteration or change whatsoever. Persons who sign this Subscription Exercise Notice in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority so to act.

   (b) EXECUTION BY PERSON OTHER THAN REGISTERED HOLDER. If this Subscription Exercise Notice is executed by a person other than the holder named on the face of this Subscription Exercise Notice, proper evidence of authority of the person executing this Subscription Exercise Notice must accompany the same unless the Subscription Agent, in its discretion, dispenses with proof of authority.

   (c)   SIGNATURE  GUARANTEES.   Your signature must be guaranteed  by  an
Eligible  Institution  if  you  specify   special   payment   or   delivery
instructions on Form 2

4. SUBSTITUTE FORM W-9

   Each Subscription Rights holder who elects to exercise Subscription Rights must provide the Subscription Agent with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, substantially in the form provided with these instructions. A copy of Substitute Form W-9 may be obtained upon request from the Subscription Agent at the address indicated above. Failure to provide the information on the form may subject such holder to a $50.00 penalty and to 31% back-up federal income tax withholding with respect to dividends that may be paid by the Company on shares of Preferred Stock purchased upon the exercise of Rights.

   The box in Part 3 of the Substitute Form W-9 may be checked if the Subscription Rights holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the Subscription Rights holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Subscription Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Subscription Agent. The Subscription Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the Subscription Rights holder furnishes the Subscription Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the Subscription Rights holder and no further amounts shall be retained or withheld from payments made to the Subscription Rights holder thereafter. If, however, the Subscription Rights holder has not provided the Subscription Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

   The Subscription Rights holder is required to give the Subscription Agent the TIN (e.g., social security number or employer identification number) of the person whose name appears inscribed on the face of this Subscription Exercise Notice. If this Subscription Exercise Notice is registered in more than one name or is not in the name of the actual owner, consult the enclosed "Instructions for Certification of Taxpayer Identification Number" for additional guidance on which number to report.

   Certain Subscription Right holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such Subscription Right holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that Subscription Right holder's exempt status. Please consult the enclosed "Instructions for Certification of Taxpayer Identification Number" for additional guidance on which holders are exempt from backup withholding.

   Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

               PAYER'S NAME:

Substitute     Part 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX      Social
               AT RIGHT AND CERTIFY BY SIGNING AND DATING       Security
Form W-9       BELOW:                                            Number
                                                                   or
                                                                Employer
                                                             Identification
DEPARTMENT OF                                                    Number
THE            PART   2   --   Certification  --  Under  the
TREASURY            penalties of perjury, I certify that:     _____________
INTERNAL       (1)  The number shown  on  this  form  is  my
REVENUE             correct  Taxpayer  Identification Number
SERVICE.            (or  I am waiting for  a  number  to  be
                    issued to me), and
               (2)  I am not  subject  to backup withholding
                    because  (a)  I  am exempt  from  backup
PAYEE'S             withholding,  or (b)  I  have  not  been
REQUEST FOR         notified by the Internal Revenue Service
TAXPAYER            (the "IRS") that  I am subject to backup
IDENTIFICATION      withholding as a result  of a failure to
NUMBER ("TIN")      report all interest or dividends, or (c)
                    the  IRS has notified me that  I  am  no
                    longer subject to backup withholding.

               CERTIFICATION  INSTRUCTIONS -- You must cross
               out item (2) above  if you have been notified
               by the IRS that you are  currently subject to
               backup withholding because of under-reporting
               interest  or  dividends on your  tax  return.
               However, if after  being  notified by the IRS
               that  you were subject to backup  withholding
               you received  another  notification  from the
               IRS   that   you   were   subject  to  backup
               withholding, do not cross out such item (2).



SIGN HERE  *   Signature _______________________             Part 3 --

               Date _______________ 1999                     Awaiting TIN <square>



NOTE:FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
     WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                   IN PART 3 OF THE SUBSTITUTE FORM W-9.

     CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.


Signature _____________________          Date  ___________________, 1999









   INSTRUCTIONS FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER (THE
                               "GUIDELINES")

PURPOSE OF FORM.-A person who If you are a sole proprietor, you is required to file an must furnish your INDIVIDUAL name information return with the and either your SSN or Employer IRS must obtain your correct Identification Number ("EIN"). You Taxpayer Identification Number may also enter your business name ("TIN") to report income paid or "doing business as" name on the to you, real estate business name line. Enter your
transactions,         mortgage     name(s)  as  shown  on  your social
interest you paid, the security card and/or as it was used acquisition or abandonment of to apply for your EIN on Form SS-4.
secured      property,      or
contributions  you  made to an     You  must sign the certification or
IRA.   For  most  individuals,     backup withholding will apply.
your  taxpayer  identification
number will be your Social HOW TO OBTAIN A TIN.-If you do not Security Number ("SSN"). Use have a TIN, apply for one the form provided to furnish immediately. To apply, get FORM your correct TIN and, when SS-5, Application for a Social applicable, (1) to certify Security Card (for individuals), that the TIN you are from your local office of the furnishing is correct (or that Social Security Administration, or you are waiting for a number FORM SS-4, Application for Employer to be issued), (2) to certify Identification Number (for
that  you  are  not subject to     businesses and all other entities),
backup withholding, and (3) to     from your local IRS office.
claim  exemption  from  backup
withholding if you are an Once you receive your TIN, complete exempt payee. Furnishing your the enclosed form and return it to correct TIN and making the us. Please note that you will be appropriate certifications subject to backup withholding at a will prevent certain payments 31% rate until we receive your TIN. from being subject to backup withholding.

If  you are an individual, you
must   generally  provide  the
name  shown   on  your  social
security card. However, if you
have changed your  last  name,
for instance, due to marriage,
without  informing  the Social
Security Administration of the
name change, please enter your
first  name,  the  last   name
shown  on your social security
card, and your new last name.



FOR THIS TYPE OF ACCOUNT:       GIVE NAME AND      FOR THIS TYPE    GIVE NAME
                                SSN OF:            OF ACCOUNT:      AND EIN OF:

1. Individual                   The individual     6. Sole
                                                   proprietorship   The owner{3}


2. Two or more individuals      The actual owner   7.   A valid     Legal entity{4}
(joint account)                 of the account     trust, estate,
                                or, if combined    or pension
                                funds, the first   trust
                                individual on
                                the account

3.    Custodian account of a    The minor{2}       8.   Corporate   The corporation
minor (Uniform Gift to Minors
Act)

4. a. The usual revocable       The grantor-       9. Association,  The organization
       savings trust (grantor      trustee{1}      club,
       is also trustee)                            religious,
                                                   charitable,
                                                   education, or
                                                   other tax-
                                                   exempt
                                                   organization

   b. So-called trust account   The actual        10. Partnership   The partnership
       that is not a legal or      owner{1}
       valid trust under
       state law

5. Sole proprietorship          The owner{3}      11.  A broker     The broker or nominee
                                                  or registered
                                                  nominee

                                                  12.  Account      The public entity
                                                  with the
                                                  Department of
                                                  Agriculture in
                                                  the name of a
                                                  public entity
                                                  (such as a
                                                  state or local
                                                  government,
                                                  school
                                                  district, or
                                                  prison) that
                                                  receives
                                                  agricultural
                                                  program
                                                  payments

{1} List first and circle the name of the person whose number you furnish {2} Circle the minor's name and furnish the minor's SSN
{3} Show your individual name. You may also enter your business name. You may use your SSN or EIN.
{4} List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

     WHAT IS BACKUP WITHHOLDING?-Persons making dividend payments to you after 1992 are required to withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding."

                  If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

                  1.  You do not furnish your TIN to the requester;

                  2. The IRS notifies the requester that you furnished an incorrect TIN;

                  3. You are notified by the IRS that you are subject to backup withholding because you failed to report all our interest and dividends on your tax return;

                  4. You do not certify to the requester that you are to subject to backup withholding under 3 above; or

                  5.  You do not certify your TIN.

   PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING.-The following is a list of payees exempt from backup withholding and for which no information reporting is required.

                  (1)   A  corporation.  (2) An organization exempt from tax
 under section 501(a), or an IRA, or a custodial account under section 403(b)(7). (3) The United States or any of its agencies or instrumentalities. (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities. (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities. (6) An international organization or any of its agencies or instrumentalities. (7) A foreign central bank of issue. (8) A dealer in securities or commodities required to register in the United States or a possession of the United States. (9) A real estate reinvestment trust. (10) An entity registered at all times during the tax year under the Investment Company Act of 1940. (11) A common trust fund operated by a bank under section 584(a). (12) A financial institution. (13) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List. (14) A trust exempt from tax under section 664 or described in section 4947.

 Payments of dividends generally not subject to backup withholding include the following:

 * Payments to nonresident aliens that are subject to withholding under section 1441.
 * Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.
 *   Payments of patronage dividends not paid in money.
 *   Payments made by certain foreign organizations.

 PENALTIES

 FAILURE TO FURNISH TIN.-If you fail to furnish your correct TIN, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

 CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.-If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

 CRIMINAL   PENALTY   FOR   FALSIFYING   INFORMATION.-Willfully  falsifying
 certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

 MISUSE OF TINS.-If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.